April 17, 2023

Supplement

SUPPLEMENT DATED APRIL 17, 2023 TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
INCOME PLUS PORTFOLIO
(the "Fund")
Class X and Class Y
Dated April 29, 2022

On April 10, 2023, the Board of Trustees of Morgan Stanley Variable Investment Series (the "Trust") approved a Plan of Liquidation with respect to the Fund. The liquidation of the Fund will occur only if liquidation pursuant to the Plan of Liquidation is approved by shareholders. If shareholder approval is obtained, the Fund will suspend the offering of its shares to all investors at the close of business on or about July 26, 2023, and the liquidation is expected to occur on or about July 28, 2023 ("Liquidation Date").

Subject to shareholder approval and pursuant to the Fund's Plan of Liquidation, substantially all of the assets of the Fund will be liquidated, known liabilities of the Fund will be satisfied or provided for, the remaining proceeds will be distributed to the Fund's remaining shareholders of record (in this case insurance company separate accounts) equal to their proportionate interest in the Fund, and all of the issued and outstanding shares of the Fund will be redeemed on the Liquidation Date (the "Liquidation"). Additional information regarding the Liquidation will be included in proxy materials that are anticipated to be mailed to shareholders on or about May 15, 2023 seeking votes or voting instructions from shareholders on the proposed Liquidation. This supplement is not a solicitation of a proxy or voting instruction.

Prior to the Liquidation Date, the Fund will engage in business activities for the purpose of winding up the Fund's business and affairs and transitioning the Fund's assets to cash and cash equivalents in preparation for the orderly Liquidation and subsequent distribution of proceeds to remaining shareholders as of the close of business on the Liquidation Date. Prior to the Liquidation Date, the Fund may no longer pursue its investment objective or be managed consistent with its stated investment strategies, which may impact the Fund's performance. Shareholders may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

Prior to the Liquidation Date, shareholders of the Fund may remain invested in the Fund or redeem their shares at any time in the manner described in the Fund's prospectus. At any time prior to the Liquidation Date, contract owners of variable life and/or annuity contracts who have selected the Fund for investment through those contracts may transfer out of the Fund into any other investment option available under their respective contracts consistent with the transfer provisions and other terms of such contracts. Please refer to the variable contract prospectus for more information on transfers before and after the Liquidation Date and other investment options available under the respective contract or contact the insurance company that issued the respective contract to request additional information about available investment options and the reallocation of investments in the Fund.

The liquidation of the Fund is not anticipated to be a taxable event for contract owners of variable life and/or annuity contracts who have selected the Fund for investment through those contracts. Contract owners should consult their personal tax advisor concerning their particular tax situation.

Please retain this supplement for future reference.